UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): August 15, 2008

                           CIENEGA CREEK HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       Nevada                        000-53364            20-5432794
(State or Other Jurisdiction     (Commission File      (IRS Employer
     of Incorporation)                 Number)          Identification No.)


                   9181 S Antler Crest Drive, Vail, Arizona 85641
                 (Address of Principal Executive Offices) (Zip Code)

                                   520-275-8129
                (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

On August 15, 2008 the Board of Directors (The Board) of Cienega Creek Holdings, Inc. (The Company) appointed Daniel J. Cavazos as one of its directors. This appointment follows the death of one of the Company's former directors, Michael
P. Giertych, whose death occurred in May, 2008. As of this filing the Company's Board consists of two members; Mr. Cavazos, and Michael A. Klinicki, our President.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 16, 2008                        CIENEGA CREEK HOLDINGS, INC.

                                          By:    /s/ Michael A. Klinicki
                                                     Michael A. Klinicki
                                                     President